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Copyright 2005 JPMorgan Chase & Co. – All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

	Deal Name		Data
Collateral Characteristics	Pool Balance		$968,178,714
	# of Loans	#	5066
	Avg Prin Balance		$191,113
	GWAC	%	7.219
	WA Net Rate	%	6.894
	WAM	#	358
	Seasoning	#	3
	Second Liens	%	4.19
	WA CLTV	%	79
	WA FICO	#	631
	Prepay Penalties	%	75.92
	Top Originator	Name	Option One
	Master Servicer	Name	Option One
	Trustee	Name	US Bank Nat'l Assoc.
	Credit Risk Manager	Name	Pentalpha
Arm Characteristics	WAC (Arms only)%		7.13
	WAM (Arms only)	#	3
	WA Margin	%	5.333
	WA Initial Cap	%	2.917
	WA Periodic Cap	%	1.001
	WA Cap	%	N/A
	WA Months to Roll	#	25
Loan Type	Fixed	%	24.39
	Balloons	%	6.23
	2/28 Arms	%	64.72
	3/27 Arms	%	3.85
	Other Hybrid Arms	%	6.69
Index	1-Month LIBOR	%	0
	6-Month LIBOR	%	100% (ARMs)
	Other Index	%
Loan Purpose	Purchase	%	29.63
	Cash-Out Refi	%	64.83
	Rate-Term Refi	%	5.54
	Debt Consolidation	%
Occupancy Status	Owner	%	93.29
	Second Home	%	1.75
	Investor	%	4.95
Property Type	Single Family	%	73.27
	2-4 Family	%	9.14
	PUD	%	11
	MH	%	1.48
	Condo	%	5.11
Doc Type	Full Doc	%	51.63
	Stated Doc	%	46.66
	Limited Doc	%	0.82
	No Doc	%	0.81
MI Data	MI Flag	Y/N
	% of Pool Covered	%	0
	Effective LTV	%
FICO Distribution	FICO N/A	%	0.35
	FICO 460-479%
	FICO 480-499%
	FICO 500-519%		3.82
	FICO 520-539%		4.76
	FICO 540-559%		4.91
	FICO 560-579%		6.46
	FICO 580-599%		10.21
	FICO 600-619%		13.06
	FICO 620-639%		12.71
	FICO 640-659%		12.42
	FICO 660-679%		10.56
	FICO 680-699%		7.47
	FICO 700-719%		4.94
	FICO 720-739%		3.19
	FICO 740-759%		2.55
	FICO >760%		2.59
WA DTI		#
DTI Distribution	DTI <10.00%		0.88
	DTI 10.00-19.99%		1.50
	DTI 20.00-29.99%		9.19
	DTI 30.00-39.99%		25.76
	DTI 40.00-49.99%		47.07
	DTI 50.00-59.99%		15.59
	DTI 60.00-69.99%		0.01
LTV Distribution	LTV <20%		4.07
	LTV 20.01-30%		0.25
	LTV 30.01-40%		0.73
	LTV 40.01-50%		1.99
	LTV 50.01-60%		5.44
	LTV 60.01-70%		12.99
	LTV 70.01-80%		45.48
	LTV 80.01-90%		18.10
	LTV 90.01-100%		10.96
	LTV >100%

WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
80-85%	84.44	632	7.039	9.15	10.78	3.01	98.92	1.40	36.85	55.21	29.30	41.97	43.54	0
85-90%	89.69	656	7.216	9.07	30.94	13.06	99.79	0.62	28.16	42.52	33.54	41.57	40.94	0
90-95%	94.76	641	7.716	7.01	41.86	9.06	99.19	0.20	22.39	63.99	30.52	42.01	41.74	0
95-100%	99.87	640	9.226	7.79	72.77	0.28	51.38	0.00	11.40	81.11	17.91	41.95	38.80	0

SSCLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
80-85%	631	7.043	9.31	10.41	2.95	98.94	3.11	37.91	54.61	29.16	41.97	43.55	0.00
85-90%	657	7.204	9.09	30.62	13.04	99.79	0.80	28.55	42.43	33.48	41.55	40.96	0.00
90-95%	642	7.598	7.89	41.37	8.30	99.28	11.29	24.03	62.67	31.10	42.08	43.31	0.00
95-100%	655	7.532	23.35	76.92	0.09	83.79	66.65	28.61	66.65	37.43	42.80	42.99	0.00

		# of Loans	Agg Principal Balance	% of Principal Balance	GWAC	WA CLTV	WA FICO
Loan Balance Distribution	$ 0-25,000	189	4,273,534.17	0.44	10.649	99.65	614
	$ 25,001-50,000	732	26,572,381.56	2.74	10.442	96.82	624
	$ 50,001-75,000	341	21,320,158.23	2.20	9.402	81.47	607
	$ 75,001-100,000	416	36,883,266.59	3.81	8.480	78.70	615
	$ 100,001-150,000	846	106,439,459.18	10.99	7.869	78.01	613
	$ 150,001-200,000	695	121,547,682.97	12.55	7.518	77.00	615
	$ 200,001-250,000	520	116,641,718.56	12.05	7.191	77.29	623
	$ 250,001-300,000	337	92,554,598.69	9.56	7.045	78.80	627
	$ 300,001-350,000	284	92,065,261.19	9.51	6.772	79.84	633
	$ 350,001-400,000	191	71,816,369.73	7.42	6.661	80.34	643
	$ 400,001-450,000	149	63,235,455.84	6.53	6.608	78.70	644
	$ 450,001-500,000	126	59,780,805.79	6.17	6.491	79.64	645
	$ 500,001-550,000	80	41,952,838.42	4.33	6.620	81.25	651
	$ 550,001-600,000	58	33,429,843.41	3.45	6.384	80.11	663
	$ 600,001-650,000	36	22,468,269.66	2.32	6.554	80.00	655
	$ 650,001-700,000	14	9,418,233.60	0.97	6.427	74.11	662
	$ 700,001-750,000	12	8,703,611.99	0.90	6.572	77.72	655
	$ 750,001-800,000	10	7,685,134.73	0.79	6.201	76.35	665
	$ 800,001-850,000	6	4,927,908.64	0.51	6.534	65.90	640
	$ 850,001-900,000	3	2,626,242.53	0.27	6.048	66.53	654
	$ 900,001-950,000	3	2,804,769.00	0.29	6.365	79.03	639
	$ 950,001-1,000,000	5	4,952,140.03	0.51	6.399	73.99	644
	> $ 1,000,001	13	16,079,029.67	1.66	6.310	67.86	644

Top 5 States	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA CLTV	% with 2nd	WA FICO
California	32.06754	928	310,471,052	334,559	76.95483	1.82347	646.431
Florida	10.02305	565	97,041,079	171,754	80.31429	3.67505	620.0452
Texas	3.7354	366	36,165,302	98,812	82.43959	9.95558	613.2554
New York	8.29217	276	80,283,021	290,881	76.03466	2.54973	631.2765
Massachusetts	6.21505	264	60,172,823	227,927	76.83246	3.12595	634.1118

Originator/ Source	WA LTV	WA CLTV	WA SS CLTV	FICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
Option One	75.74	79.00	82.30	631	7.219	100.00	29.63	4.95	95.81	17.08	32.07	51.63	27.37	41.58	39.00
Name 2
Name 3
Name 4

Documentation	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
Full Doc	75.65	80.77	84.51	619	7.400	51.63	31.48	3.42	93.53	19.39	26.06	100.00	23.00	42.18	45.11
Stated Doc	75.89	77.20	80.11	642	7.021	46.66	27.14	6.57	98.20	14.98	38.68	0.00	32.29	40.93	32.83
Limited Doc	69.55	70.92	70.92	618	7.397	0.82	38.49	14.82	98.29	0.00	27.37	0.00	35.20	39.35	32.61
No Doc	79.72	79.72	80.63	729	6.985	0.81	49.12	0.00	100.00	9.27	32.55	0.00	16.31	51.96	5.09

Aggregate Loans (First Lien Only) : in specific bucket

FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
520-539	4.93%	73.23	95.00	57.53	97.73	0.00	8.445	6.591	1.25
540-559	5.07%	73.36	95.00	63.26	97.47	3.32	8.115	6.311	1.24
560-579	6.55%	73.88	100.00	62.54	96.71	5.49	7.473	5.742	5.64
580-599	9.74%	76.57	100.00	61.87	97.64	28.96	7.334	5.570	17.70
600-619	12.71%	78.48	100.00	60.73	93.86	28.61	7.214	5.419	14.56
620-639	12.54%	79.18	100.00	56.00	94.82	33.36	6.941	5.193	14.41
640-659	12.41%	80.34	100.00	42.37	93.29	39.99	6.753	4.974	21.75
660-679	10.58%	80.42	100.00	40.63	90.41	35.45	6.615	4.870	27.07
680-699	7.60%	79.55	100.00	35.84	89.20	44.49	6.414	4.645	33.74
700-719	5.01%	80.90	100.00	34.56	86.63	35.29	6.259	4.439	32.77
720-739	3.25%	79.69	100.00	27.75	75.36	46.85	6.360	4.515	26.09
740-759	2.64%	81.63	100.00	34.95	89.45	38.41	6.330	4.598	24.96
760-779	1.62%	82.80	95.00	43.76	80.55	37.74	6.360	4.411	29.37
780-800	0.90%	76.08	99.38	44.88	94.96	30.35	6.024	4.338	12.40
800+	0.12%	63.58	78.13	0.00	76.62	54.50	5.690	4.154	0.00
Totals (of deal)	100%	78.18	100.00	50.40	93.01	28.56	7.076	5.332	17.83

Aggregate Loans (Second Lien Only)

FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN
520-539	0.84	20.88	24.00	32.58	100.00	0.00	11.821	0.000
540-559	1.27	17.25	24.00	33.64	100.00	0.00	11.809	0.000
560-579	4.27	19.88	55.00	86.80	100.00	0.00	11.251	0.000
580-599	21.01	20.14	33.00	96.08	99.70	0.00	11.289	7.379
600-619	21.02	20.04	33.00	94.61	99.71	0.00	10.847	8.488
620-639	16.65	19.70	22.00	84.91	100.00	0.00	10.385	8.000
640-659	12.63	20.11	26.00	67.85	100.00	0.00	10.025	5.750
660-679	10.19	19.71	21.00	55.33	100.00	0.00	9.683	7.250
680-699	4.55	20.55	65.00	68.74	100.00	0.00	9.045	5.900
700-719	3.37	20.06	32.00	47.08	100.00	0.00	9.104	0.000
720-739	1.78	20.00	20.00	51.07	100.00	0.00	8.942	0.000
740-759	0.42	20.00	20.00	53.03	100.00	0.00	8.970	0.000
760-779	0.62	20.00	20.00	40.39	100.00	0.00	9.096	0.000
780-800	0.69	19.34	20.00	39.48	100.00	0.00	9.072	0.000
800+	0.11	20.00	20.00	100.00	100.00	0.00	8.500	0.000

If seconds in deal:

If seconds in deal:
Second Lien Loans
FRM %	98.79
ARM %	1.21

CREDIT ENHANCEMENT:
Subordination %
Initial OC %
Target OC % before stepdown
Target OC % after stepdown
Initial Excess Interest
Other CE %

Derivatives:

Triggers:
Delinquency Trigger
Cum Loss Trigger

Percentage by range					Loans without MI
					FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0.00	0.00	0.07	0.09	0.10	0.03	0.01	0.00
	20-30	0.01	0.00	0.07	1.07	1.80	0.77	0.21	0.07
	30-40	0.01	0.00	0.07	0.25	0.22	0.10	0.04	0.00
	40-50	0.01	0.00	0.36	0.41	0.59	0.24	0.09	0.01
LTVs	50-60	0.03	0.03	0.84	1.50	1.56	0.84	0.33	0.21
	60-70	0.08	0.02	2.25	2.26	3.17	1.79	0.79	0.34
	70-80	0.08	0.08	2.97	4.11	5.78	3.46	1.33	0.46
	80-90	0.07	0.05	4.04	7.22	12.02	11.66	4.26	1.73
	90-100	0.07	0.01	0.90	1.94	4.82	3.75	2.09	0.81
	>100	0.00	0.00	0.00	0.16	2.04	0.97	0.34	0.05

					Loans with MI
					FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20
	20-30
	30-40
	40-50
LTVs	50-60
	60-70
	70-80
	80-90
	90-100
	>100

Loan Count					Loans without MI
					FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	-	-	0.20	0.34	0.39	0.14	0.04	0.02
	20-30	0.06	-	0.20	5.82	8.92	3.22	0.79	0.26
	30-40	0.02	-	0.12	0.34	0.26	0.12	0.04	-
	40-50	0.02	-	0.47	0.53	0.61	0.22	0.08	0.02
LTVs	50-60	0.04	0.04	0.79	1.40	1.26	0.65	0.16	0.16
	60-70	0.14	0.02	2.23	1.82	2.27	1.22	0.45	0.18
	70-80	0.10	0.06	2.96	3.30	3.99	2.29	0.93	0.32
	80-90	0.14	0.06	4.17	7.28	10.68	8.55	2.98	1.07
	90-100	0.06	0.02	0.91	2.05	4.15	2.63	1.22	0.51
	>100	-	-	-	0.16	2.25	0.83	0.28	0.02
	#

					Loans with MI
					FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20
	20-30
	30-40
	40-50
LTVs	50-60
	60-70
	70-80
	80-90
	90-100
	>100

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below.  The sum of the percentages for the with MI and without MI percentages should equal 100%.  The sum of the loans in the matrices below should equal the number of loans in the pool.  If FICO is not available for loan, default to <450 bucket.  If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.

First Lien Loans:	# of Mortgage Loans	Prin. Balance	% of Principal Balance	WAC	% Owner Occupancy	%ARM	FICO	CLTV	%Full Doc	Coverage Down to:
Less than 60.01%	381	75,812,996	0.08	6.835	93.70	62.43	612	51.23	45.23
80.01 to 85.00%
With MI:
Without MI:	351	87,606,363	0.09	7.005	95.27	72.82	632	84.30	55.34
85.01 to 90.00%
With MI:
Without MI:	327	87,634,810	0.09	7.208	81.48	82.11	656	89.64	42.60
90.01 to 95.00%
With MI:
Without MI:	315	67345799.13	0.07	7.692	87.51	84.68	641	94.75	64.27
95.01 to 100.00%
With MI:
Without MI:	194	38,736,997	0.04	8.058	98.35	86.74	648	99.79	77.52

TOTAL (First Lien)	1568	357,136,965	0.37	7.076	33.35	28.27	631	78.18	19.98

Product Type	WA IO Term	Number of Loans	Loan Balance	Avg. Loan Balance	% of Total IO	% of Total Pool	WA FICO	WA LTV	% Owner Occupied	% Purchase	% Investor	WA DTI	% Full Doc
2/28 ARM 24 Month IO	na
2/28 ARM 36 Month IO	na

Please fill out chart with the appropriate characteristics for each rep line.  Please note '% of total IO' should add up to 100%.  Columns G, I, J, L, and M refer to % within the specific product type so they should not sum to 100%.

2/28 ARM 60 Month IO	na
2/28 ARM 120 Month IO	na
3/27 ARM 24 Month IO	na
3/27 ARM 36 Month IO	na
3/27 ARM 60 Month IO	na
5/25 ARM 60 Month IO	na
30 Fixed IO
15 Fixed IO
Other IO
Totals:

Initial Periodic Caps
Product Type	1.00%	1.50%	2.00%	2.50%	3.00%	3.50%	4.00%	4.50%	5.00%
2/28 ARM 24 Month IO
2/28 ARM 36 Month IO
2/28 ARM 60 Month IO						Please fill out with total value dollars for loans in the pool that fall into teach cell of the matrix.
2/28 ARM 120 Month IO
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO
3/27 ARM 60 Month IO
5/25 ARM 60 Month IO
Other IO

FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
520-539
540-559
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+